SUNAMERICA STYLE SELECT SERIES, INC.

Supplement to the Statement of Additional Information dated
February 28, 2001

Under the section entitled "PORTFOLIO TRANSACTIONS AND
BROKERAGE" - the following section should be inserted in its entirety after the first full paragraph on page B-59 of the Statement of Additional Information:

	Also, subject to best price and execution and consistent with applicable securities laws and regulations, the Board of Directors may instruct a Subadviser to direct brokerage to certain broker-dealers under an agreement whereby these broker-dealers would pay designated Portfolio expenses. Currently, the Portfolios have such an agreement with each of Lynch, Jones & Ryan and Instinet Corporation; however, a Portfolio may enter into agreements with other broker-dealers as well. Neither Lynch, Jones & Ryan nor Instinet Corporation is affiliated with any Subadviser. It is possible that broker-dealers participating in this program in the future might be affiliated with a Subadviser, including another
Subadviser to the same Portfolio, subject to applicable legal requirements. The brokerage of one Portfolio will not be used to help pay the expenses of any other
Portfolio or SunAmerica Mutual Fund. SunAmerica will continue to waive its fees or reimburse expenses for any Portfolio for which it has agreed to do so. All expenses paid through the directed brokerage arrangements will be over and above such waivers and/or reimbursements, so that SunAmerica will not receive any direct or indirect economic benefit from the directed brokerage arrangements.

* * *

Under the section entitled "INDEPENDENT ACCOUNTANTS AND
LEGAL COUNSEL" - on page B-100 of the Statement of Additional Information, the last sentence should be replaced in its entirety with the following:

The firm of Shearman & Sterling, 599 Lexington Avenue,
New York, NY 10022, serves as legal counsel to the Fund.



Dated:  June 1, 2001